Ohio National Fund, Inc.

Supplement dated July 31, 2019

to the Summary Prospectus dated May 1, 2019

ON BlackRock Advantage Large Cap Core Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously amended:

Under the section entitled “Principal Risks,” the Foreign Investments Risk is deleted in its entirety.

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Please retain this supplement with your Prospectus for future reference.